Payden Core Bond Fund – Adviser Class
Prospectus Supplement dated August 9, 2024
to the Prospectus dated February 28, 2024
This Prospectus Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.
Effective immediately, the following replaces the corresponding information in the Adviser Prospectus and Summary Prospectus for the Adviser Class of the Payden Core Bond Fund under the section entitled “Fees and Expenses”:
FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.28%
Other Expenses	0.25%
Distribution (12b‑1) Fees	0.25%
Acquired Fund Fees and Expenses[1]	0.01%

Total Annual Fund Operating Expenses	0.79%
[1] The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratios of expenses to average net assets given in the Financial Highlights in this Prospectus and in the Fund’s financial statements, which reflect the Fund’s operating expenses but not Acquired Fund Fees and Expenses.